UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 16, 2010

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          Amendment of 2003 Equity Incentive Plan

On April 16, 2010, at the Company’s 2010 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Adobe Systems Incorporated (the “Company”) approved an amendment to the Company’s 2003 Equity Incentive Plan (the “2003 Plan”) that increased the available share reserve by 14,000,000 shares of the Company’s common stock and made certain other updates to the 2003 Plan for ease of administration. The amendment to the 2003 Plan previously had been approved, subject to stockholder approval, by the Executive Compensation Committee of the Board of Directors of the Company (the “Board of Directors”).

A summary of the 2003 Plan amendment is set forth in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 5, 2010 (the “Proxy Statement”). That summary and the foregoing description of the amendment is qualified in its entirety by reference to the text of the 2003 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on April 16, 2010, the Company’s stockholders approved the three proposals listed below.  The final results for the votes regarding each proposal are set forth below.  The proposals are described in detail in the Company’s Proxy Statement.

1.               Elect five Class I members of the Board of Directors to serve for a two-year term:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Edward W. Barnholt	383,617,547	8,094,397	633,769	53,659,970
Michael R. Cannon	386,898,134	4,756,588	690,991	53,659,970
James E. Daley	386,300,581	5,407,599	637,533	53,659,970
Charles M. Geschke	378,659,666	13,013,843	672,204	53,659,970
Shantanu Narayen	383,012,550	8,792,147	541,016	53,659,970

2.               Approve the amendment of the 2003 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
302,004,596	89,704,714	636,403	53,659,970

3.     Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on December 3, 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes
435,289,480	10,289,261	426,942	—

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

10.1             Adobe Systems Incorporated 2003 Equity Incentive Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: April 20, 2010	By:	/s/ MARK GARRETT
Mark Garrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Adobe Systems Incorporated 2003 Equity Incentive Plan, as amended and restated